Exhibit 10.1

Execution Version

ARSANIS, INC.

SECOND AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

Dated as of April 12, 2016

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ARSANIS, INC.

SECOND AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

This Second Amended and Restated Investors’ Rights Agreement (this “Agreement”) is entered into this 12th day of April, 2016, by and among Arsanis, Inc., a Delaware corporation (the “Company”) and the individuals and entities listed on Exhibit A attached hereto (the “Investors”).

Recitals

WHEREAS, the Company and the Investors are parties to that certain Series C Securities Purchase Agreement of even date herewith (the “Purchase Agreement”);

WHEREAS, certain of the Investors (the “Existing Investors”) hold certain shares of the Company’s Series A-1 Convertible Preferred Stock, $0.001 par value per share (the “Series A-1 Preferred Stock”), certain shares of the Company’s Series A-2 Convertible Preferred Stock, $0.001 par value per share (the “Series A-2 Preferred Stock” and, together with the Series A-1 Preferred Stock, the “Series A Preferred Stock”) and certain shares of the Company’s Series B Preferred Stock, $0.001 par value per shares (the “Series B Preferred Stock”), and possess registration rights, rights to certain information, rights of first refusal with respect to the sale of certain securities of the Company and other rights pursuant to that certain Amended and Restated Investors’ Rights Agreement dated as of July 30, 2013 by and among the Company and such Existing Investors (the “Prior Agreement”);

WHEREAS, the undersigned Existing Investors hold a majority of the Registrable Shares (as defined in the Prior Agreement), and desire to amend and restate the Prior Agreement in its entirety and to accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Prior Agreement; and

WHEREAS, in order to induce the Company to enter into the Purchase Agreement and to induce the Investors to purchase shares of the Company’s Series C Preferred Stock, $0.001 par value per shares (the “Series C Preferred Stock” and, together with the Series A Preferred Stock and the Series B Preferred Stock, the “Preferred Stock”) pursuant to the Purchase Agreement, the parties hereto agree that this Agreement shall provide for rights of the Investors in connection with (i) certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act of 1933, as amended, (ii) a right of first refusal with respect to the sale of any securities of the Company, and (iii) certain affirmative covenants of the Company, and shall govern certain other matters as set forth in this Agreement.

NOW, THEREFORE, the parties agree that the provisions of the Prior Agreement are hereby amended and restated in their entirety, and hereby further agree, as follows:

ARTICLE I. DEFINITIONS

As used in this Agreement, the following terms shall have the following respective meanings:

“Commission” means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

“Common Stock” means the common stock, $0.001 par value per share, of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

“Founders” means Eszter Nagy, Tillman U. Gerngross and Errik B. Anderson.

“Initial Public Offering” means the sale of shares of Common Stock in the Company’s first firm commitment underwritten public offering pursuant to a Registration Statement at a price to the public of at least $28.95 per share (adjusted for stock splits, stock dividends and similar events) and an aggregate offering price of at least $50,000,000 (based on the market price or fair value at the time of such offering).

“Registration Statement” means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock by the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

“Registration Expenses” means the expenses described in Section 2.4.

“Registrable Shares” means (i) the shares of Common Stock issued or issuable upon conversion of the Shares, (ii) any shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, acquired by the Investors pursuant to Article III of this Agreement or pursuant to the Second Amended and Restated Stockholders’ Agreement of even date herewith among the Company, the Investors and certain other parties thereto, and (iii) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (a) upon any sale of such shares pursuant to a Registration Statement or Rule 144 under the Securities Act, (b) upon any sale of such shares in any manner to a person or entity which, by virtue of Section 5.2 is not entitled to the rights provided by this Agreement, or (c) at such time as they become eligible for resale without restriction pursuant to Rule 144(b)(1) under the Securities Act. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not been effected at the time of such determination.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

“Shares” means the shares of Preferred Stock held by the Investors.

“Stockholders” means the Investors and any persons or entities to whom the rights granted to the Investors under this Agreement are transferred by the Investors or their successors or permitted assigns pursuant to Section 5.2.

ARTICLE II. REGISTRATION RIGHTS

2.1. Required Registrations.

(a) At any time after the date which is six (6) months after the closing of the Company’s first firm commitment underwritten public offering of shares of Common Stock pursuant to a Registration Statement, a Stockholder or Stockholders holding at least 25% of the Registrable Shares may request, in writing, that the Company effect the registration on Form S-1 (or any successor form) of Registrable Shares owned by such Stockholders having an aggregate offering price of at least $10,000,000 (based on the market price or fair value at the time of such request). If the Stockholders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within ten (10) business days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election; provided, however, if the underwriter (if any) managing the offering determines that, because of marketing factors, not all of the Registrable Shares requested to be registered by all of the Stockholders may be included in the offering, then all Stockholders who have requested registration shall participate in the registration pro rata based upon the number of Registrable Shares which they have requested to be so registered. Thereupon, the Company shall, as expeditiously as possible, use its reasonable best efforts to effect the registration on Form S-1 (or any successor form) of all Registrable Shares which the Company has been requested to so register.

(b) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings) and subject to paragraph (c) below, a Stockholder or Stockholders may request the Company, in writing, to effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate offering price of at least $1,000,000 (based on the public market price at the time of such request). If the Stockholders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within ten (10) business days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election; provided, however, if the underwriter (if any) managing the offering determines that, because of marketing factors, not all of the Registrable Shares requested to be registered by all of the Stockholders may be included in the offering, then all Stockholders who have requested registration shall participate in the registration pro rata based upon the number of Registrable Shares which they have requested to be so registered. Thereupon, subject to this Section 2.1(b), the Company shall, as expeditiously as possible, use its reasonable best efforts to effect the registration on Form S-3 (or such successor form) of all Registrable Shares which the Company has been requested to so register. The Company shall have the right to reasonably approve the managing underwriter of any underwritten offering effected pursuant to Section 2.1(a) or this Section 2.1(b).

(c) The Company shall not be required to effect more than two registrations pursuant to Section 2.1(a) and shall not be required to effect more than two registrations pursuant to Section 2.1(b) in any 12-month period; provided, however, that such obligations shall be deemed satisfied only when a registration statement covering the applicable Registrable Shares shall have (i) become effective or (ii) been withdrawn at the request of the Stockholders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested).

(d) Notwithstanding the foregoing obligations, if at the time of any request to register Registrable Shares pursuant to this Section 2.1, the Company is engaged or has plans to engage within 30 days of the time of the request in a registered public offering of securities for its own account or is engaged in any other activity which, in the good faith determination of the Company’s Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of three months from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any 12-month period.

2.2. Incidental Registration.

(a) Whenever the Company proposes to file a Registration Statement at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders, given within ten (10) business days after the date that the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its reasonable best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register, to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.2 without obligation to any Stockholder.

(b) In connection with any registration under this Section 2.2 involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If in the opinion of the managing underwriter it is desirable because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein; provided, however, that no persons or entities other than the Company, the Stockholders and other persons or entities holding registration rights shall be permitted to include securities in the offering. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto). If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

2.3. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

(a) as expeditiously as possible prepare and file with the Commission a Registration Statement with respect to such Registrable Shares and use its reasonable best efforts, including preparing and filing any amendments and supplements to the Registration Statement and the prospectus included therein, to cause that Registration Statement to become and remain effective for 180 days from the effective date or such lesser period until all such Registrable Shares are sold;

(b) as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder;

(c) as expeditiously as possible use its best reasonable efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholders; provided, however, that the Company shall not be required in connection with this paragraph 2.3(c) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

(d) in the case of an underwritten offering, enter into an underwriting agreement containing such terms as are customarily included in an underwriting agreement for comparable offerings, including requirements that the Company’s counsel furnish a customary legal opinion and that the Company’s accountants furnish a customary comfort letter.

(e) use its commercially reasonable efforts to cause all such Registrable Shares covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(f) provide a transfer agent and registrar for all Registrable Shares registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Shares, in each case not later than the effective date of such registration;

(g) promptly make available for inspection by the selling Stockholders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Stockholders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(h) notify each selling Stockholder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(i) after such registration statement becomes effective, notify each selling Stockholder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholder shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide each selling Stockholder with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholder shall be free to resume making offers of the Registrable Shares.

Notwithstanding the foregoing, each selling Stockholder shall cease making offers or sales pursuant to a “shelf” Registration Statement during any Postponement Period (not to exceed 90 days in the aggregate in any 12-month period). A “Postponement Period” shall be any period in which there exists at the time material non-public information relating to the Company disclosure of which, the Company, in its good faith judgment by the Board of Directors reasonably believes:

(i) that the filing thereof at the time requested, or the offering of Registrable Shares pursuant thereto, would materially and adversely affect (A) a pending or scheduled public offering or private placement of the Company’s securities, (B) an acquisition, merger, consolidation or similar transaction by or of the Company, or (C) pre-existing and continuing negotiations, discussions or pending proposals with respect to any of the foregoing transactions; and

(ii) that the failure to disclose any material information with respect to the foregoing would cause a violation of the Securities Act or the Exchange Act.

If, after a Registration Statement becomes effective, the Company becomes engaged in any activity which, in the good faith determination of the Company’s Board of Directors, involves information that would have to be disclosed in the Registration Statement but which the Company desires to keep confidential for valid business reasons including any event giving rise to a Postponement Period, then the Company may at its option, by notice to such Stockholders, require that the Stockholders who have included Registrable Shares in such Registration Statement cease sales of such Registrable Shares under such Registration Statement for a period not in excess of 90 days in the aggregate in any 12-month period. If, in connection therewith, the Company considers it appropriate for such Registration Statement to be amended, the Company shall so amend such Registration Statement as promptly as practicable and such Stockholders shall suspend any further sales of their Registrable Shares until the Company advises them that such Registration Statement has been amended. The time periods referred to in this Section 2.3 during which such Registration Statement must be kept effective shall be extended for an additional number of days equal to the number of days during which the right to sell Registrable Shares was suspended pursuant to this paragraph.

2.4. Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under this Agreement. For purposes of this Section 2.4, the term “Registration Expenses” shall mean all expenses incurred by the Company in complying with this Article II, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company to represent the selling Stockholder(s), state Blue Sky fees and expenses, the expense of any special audits incidental to or required by any such registration, and the reasonable fees and expenses of one counsel for the selling Stockholders selected by the Stockholders holding a majority of the Registrable Shares to be registered, but excluding underwriting discounts and selling commissions.

2.5. Indemnification and Contribution.

(a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares and the partners, members, officers, directors and stockholders of each such stockholder, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

(b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of each such Stockholder hereunder shall be limited to an amount equal to the proceeds to such Stockholder of Registrable Shares sold in connection with such registration.

(c) Each party entitled to indemnification under this Section 2.5 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.5, unless and except to the extent that the Indemnifying Party is prejudiced by the failure of the Indemnified Party to provide timely notice. The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

(d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 2.5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person in circumstances for which indemnification is provided under this Section 2.5; then, in each such case, the Company and such Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

2.6. Indemnification with Respect to Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1 hereof, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including, without limitation, customary provisions with respect to indemnification by the Company of the underwriters of such offering.

2.7. Information by Holder. Each Stockholder including Registrable Shares in any registration shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

2.8. “Stand-Off” Agreement. Each Stockholder, if requested by the Company and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a specified period of time (not to exceed 180 days, which period may be extended upon the request of the managing underwriter for a period of up to fifteen (15) days if the Company issues or proposes to issue an earnings or other public release within fifteen (15) days of the expiration of the 180-day lockup period) following the effective date of such Registration Statement; provided, that:

(a) all officers and directors of the Company, all holders of 1% or more of the Company’s equity securities and all selling stockholders in such offering enter into similar agreements, and any discretionary modification, waiver or termination of the restrictions of such agreements (including this agreement) by the Company or the managing underwriter shall apply to all persons subject to such agreements on a pro rata basis, based upon the number of shares held by each subject to such agreements;

(b) such agreement shall only apply to the first Registration Statement covering Common Stock to be sold by or on behalf of the Company to the public in an underwritten offering; and

(c) such agreement shall not apply to securities acquired in an open market transaction after such Registration Statement is declared effective.

2.9. Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of Stockholders holding at least a majority of the Registrable Shares held by the Stockholders, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include securities of the Company in any Registration Statement upon terms which are more favorable to such holder or prospective holder than the terms on which holders of Registrable Shares may include shares in such registration.

2.10. Rule 144 Requirements. After the earliest of (a) the closing of the sale of securities of the Company pursuant to a Registration Statement, (b) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (c) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

(i) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

(ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(iii) furnish to any holder of Registrable Shares upon request (A) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

ARTICLE III. RIGHT OF FIRST REFUSAL

3.1. Right of First Refusal.

(a) So long as at least twenty percent (20%) of the Shares that have been issued remain outstanding, the Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, (i) any shares of its Common Stock, (ii) any other equity securities of the Company, including, without limitation, shares of preferred stock, (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (iv) any debt securities convertible into capital stock of the Company (collectively, the “Offered Securities”), unless in each such case the Company shall have first complied with Article III of this Agreement.

(b) The Company shall deliver to each Investor a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the “Offer”), which Offer shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities, if known, to which or with which the Offered Securities are to be offered, issued, sold or exchanged, and (iv) offer to issue and sell to or exchange with such Investor (A) that number of the Offered Securities which represents the same percentage of the total Offered Securities as the number of shares of Common Stock into which all of the Company’s capital stock held by such Investor are convertible represents of the total number of outstanding shares of Common Stock (including all shares of the Company’s capital stock convertible into Common Stock, counting such shares as if converted (the “Basic Amount”)) and (B) such additional portion of the Offered Securities as such Investor shall indicate it will purchase or acquire should any other Investor subscribe for less than its Basic Amount (the “Undersubscription Amount”). Each Investor shall have the right, for a period of 10 business days following delivery of the Offer, to accept the Offer in the manner provided in paragraph 3.1(c) below. The Offer by its terms shall remain open and irrevocable until the earlier of the expiration of such 10-business-day period or the receipt by the Company of notice from all of the Investors.

(c) To accept an Offer, in whole or in part, an Investor must deliver a written notice to the Company prior to the end of the 10-business-day period of the Offer, setting forth the portion of the Investor’s Basic Amount that such Investor elects to purchase and, if such Investor shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Investor elects to purchase (the “Notice of Acceptance”). If the Basic Amounts subscribed for by all Investors are less than the total Basic Amounts, then each Investor who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that should the Undersubscription Amounts subscribed for exceed the difference between the total Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Investor who has subscribed for any

Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Investor bears to the total Undersubscription Amounts subscribed for by all Investors, subject to rounding by the Board of Directors to the extent it reasonably deems necessary.

(d) In the event that Notices of Acceptance are not given by such Investors in respect of all the Offered Securities, the Company shall have 90 days from the expiration of the 10-day period set forth in Section 3.1(b) hereof, to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Investors (the “Refused Securities”), but only to the offerees or purchasers described in the Offer and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

(e) In the event the Company shall propose to sell less than all of the Refused Securities, then each Investor may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Investor elected to purchase pursuant to Section 3.1(c) hereof, multiplied by a fraction (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Investors pursuant to Section 3.1(c) hereof prior to such reduction) and (ii) the denominator of which shall be the amount of all Offered Securities. In the event that an Investor so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Investors in accordance with Section 3.1(b) hereof.

(f) Upon (i) the closing of the issuance, sale or exchange of all or less than all the Refused Securities or (ii) such other date agreed to by the Company and Investors who have subscribed for over 66.67% of the Offered Securities subscribed for by the Investors, the Investors shall acquire from the Company, and the Company shall issue to the Investors, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 3.1(e) hereof if the Investors have so elected, upon the terms and conditions specified in the Offer. The purchase by the Investors of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the participating Investors of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the participating Investors and the Company.

(g) Any Offered Securities not acquired by the Investors or other persons in accordance with Section 3.1(d) hereof may not be issued, sold or exchanged until they are again offered to the Investors under the procedures specified in this Section 3.1.

3.2. Excluded Issuances. The rights of the Investors under this Article III shall not apply to:

(a) shares of Common Stock issued or issuable upon conversion of shares of Preferred Stock pursuant to the Company’s Certificate of Incorporation;

(b) shares of Common Stock issued or issuable as a dividend or distribution on Preferred Stock;

(c) shares of Common Stock issued or issuable by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that is covered by Article Fourth, Section B.5.5 or B.5.6 of the Company’s Certificate of Incorporation, as the same may be amended from time to time;

(d) up to 2,650,000 shares of Common Stock (inclusive of shares of Common Stock or options granted prior to the date of this Agreement under a plan), or options exercisable therefor (subject to appropriate adjustment for stock splits, stock dividends, reclassifications, recapitalizations and other similar events affecting such shares), plus such additional number of shares as may be approved by the Board of Directors of the Company, issued or issuable to officers, directors, consultants and employees of the Company or any subsidiary pursuant to any plan, agreement or arrangement approved by the Board of Directors of the Company;

(e) securities issued solely in connection with the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity; provided, that such offering is approved by the Board of Directors of the Company; or

(f) securities issued to financial institutions or lessors in connection with commercial credit arrangements, equipment financings or similar transactions, provided, in each case, such is approved by holders of at least a majority of the then outstanding Shares voting together as a single class on an as-converted to Common Stock basis.

ARTICLE IV. AFFIRMATIVE COVENANTS

4.1. Inspection. The Company shall permit each Investor, or any authorized representative thereof, so long as (i) such Investor shall own an aggregate of at least ten percent (10%) of the Shares (including shares of the Common Stock into which such Shares shall have been converted) originally purchased by such Investor, and (ii) at least an aggregate of twenty percent (20%) of the Shares (including shares of the Common Stock into which such Shares shall have been converted) are outstanding at such time, to visit and inspect the properties of the Company, including its corporate and financial records, and to discuss its business and finances with officers of the Company, during normal business hours following reasonable notice and as often as may be reasonably requested.

4.2. Financial Statements and Other Information. The Company shall deliver to each Investor, or any authorized representative thereof, so long as (i) such Investor shall own an aggregate of at least ten percent (10%) of the Shares (including shares of the Common Stock into which such Shares shall have been converted) originally purchased by such Investor, and (ii) at least an aggregate of twenty percent (20%) of the Shares (including shares of the Common Stock into which such Shares shall have been converted) are outstanding at such time:

(a) within 150 days after the end of each fiscal year of the Company, an audited balance sheet of the Company as at the end of such year and audited statements of income and of cash flows of the Company for such year, certified by certified public accountants selected by the Company who are acceptable to the Investors holding at least a majority of the Shares then outstanding, and prepared in accordance with generally accepted accounting principles (“GAAP”);

(b) within 45 days after the end of each calendar quarter, an unaudited balance sheet of the Company as at the end of such quarter, and unaudited statements of income and of cash flows of the Company for such quarter and for the current fiscal year;

(c) within 30 days after the end of each calendar month, an unaudited balance sheet of the Company as at the end of such month, and unaudited statements of income and of cash flows of the Company for such month and for the current fiscal year and the fiscal quarter to the end of such month;

(d) as soon as available, but in any event 30 days prior to the commencement of each new fiscal year, an operating plan and budget for such fiscal year;

(e) such other notices, information and data with respect to the Company and its subsidiaries as the Company delivers to the holders of its capital stock at the same time it delivers such items to such holders; and

(f) with reasonable promptness, such other information and data as such Investor may from time to time reasonably request.

4.3. Material Changes and Litigation. The Company shall promptly notify the Investors of any material adverse change in the business, prospects, assets or condition, financial or otherwise, of the Company and of any litigation or governmental proceeding or investigation brought or, to the Company’s knowledge, threatened against the Company, or against the Founders, or an officer, director, key employee or principal stockholder of the Company which, if adversely determined, would have a material adverse effect on the Company.

4.4. Confidentiality of Records. Each Investor agrees, severally and not jointly, to use confidential information provided by the Company only for monitoring its investment in Company and not to disclose any such confidential information to any third party, except with the consent of the Company. The foregoing requirements of confidentiality shall not apply to information: (i) that is now or in the future becomes freely available to the public through no fault of or action by the using or disclosing party; (ii) that is in the possession of the using or disclosing party prior to the time such information was obtained from the Company or that is independently acquired by the using or disclosing party without the aid, application or use of such other information; (iii) that is obtained by the using or disclosing party in good faith without knowledge of any breach of a secrecy arrangement from a third party; (iv) that is required to be disclosed by applicable law or order of government agency or self-regulatory body; (v) that is disclosed to any partner, parent or subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such person that such information is confidential and directs such person to maintain the confidentiality of such information; or (vi)

that is disclosed in connection with any bona-fide offer to purchase any shares in the Company, provided, that the proposed transferor obtains an undertaking from the proposed transferee to keep such information confidential in accordance with the provision of this Section 4.4 prior to such disclosure.

4.5. Other Investments. The Company acknowledges that the Investor may be in the business of venture capital investing and therefore, may review the business plans and related proprietary information of many enterprises, including enterprises which may have products or services which compete directly or indirectly with those of the Company. Nothing in this Agreement shall preclude or in any way restrict the Investor from investing or participating in any particular enterprise whether or not such enterprise has products or services which compete with those of the Company.

4.6. Agreements with Employees. The Company shall require each present or future employee or consultant who is an executive officer of the Company or has duties in the areas of technology, sales or marketing to enter into non-disclosure, non-competition and assignment of intellectual property agreement in such form as has been or may be approved by the Board of Directors of the Company, including a majority of the Preferred Directors (as defined in the Company’s Certificate of Incorporation).

4.7. Reservation of Shares. The Company shall reserve and maintain a sufficient number of shares of Common Stock for issuance upon conversion of the Shares.

4.8. Employee Stock Options and Restricted Stock. Unless otherwise unanimously approved by the Company’s Board of Directors, any restricted stock or stock options issued by the Company after the date hereof to any employee or consultant shall vest 25% on the first anniversary of the first day of such employee or consultant’s employment or consultancy relationship with the Company with ratable monthly vesting over the next three years and, in the event of a Change of Control (as defined in the Company’s 2010 Special Stock Incentive Plan or the Company’s 2011 Stock Incentive Plan, as the case may be), (1) if, following such Change of Control, either (i) such employee or consultant is terminated without Cause (as defined in the Company’s 2010 Special Stock Incentive Plan or the Company’s 2011 Stock Incentive Plan, as the case may be) by the surviving entity in such Change of Control or (ii) such employee or consultant voluntarily terminates his or her employment or consulting relationship with the Company for Good Reason (as defined in the Company’s 2010 Special Stock Incentive Plan or the Company’s 2011 Stock Incentive Plan, as the case may be), any option held by such employee or consultant shall become fully-vested and exercisable in full and any shares of restricted stock held by such employee or consultant shall become fully-vested and no longer subject to forfeiture or repurchase by the Company and (2) if, within thirty (30) days prior to such Change of Control, such employee or consultant’s employment or consultancy relationship with the Company is terminated by the Company without Cause (as defined in the Company’s 2010 Special Stock Incentive Plan or the Company’s 2011 Stock Incentive Plan, as the case may be) or by such employee or consultant for Good Reason (as defined in the Company’s 2010 Special Stock Incentive Plan or the Company’s 2011 Stock Incentive Plan, as the case may be), then, on the effective date of such Change of Control, any option held by such employee or consultant shall become fully-vested and exercisable in full and any shares of restricted stock held by such employee or consultant shall become fully-vested and no longer subject to forfeiture or repurchase by the Company.

4.9. Insurance. The Company shall use its commercially reasonable efforts to maintain Directors and Officers liability insurance and term “key person” insurance on any employee requested by the Board of Directors (including a majority of the directors designated by the holders of Preferred Stock), each in an amount and on terms and conditions satisfactory to the Board of Directors (including a majority of the directors designated by the holders of Preferred Stock) until such time as the Board of Directors (including a majority of the directors designated by the holders of Preferred Stock) determines that such insurance should be discontinued. The key person policy shall name the Company as loss payee, and neither policy shall be cancelable by the Company without prior approval by the Board of Directors (including a majority of the directors designated by the holders of Preferred Stock).

4.10. Board Matters.

(a) The Company shall reimburse the directors for all reasonable out-of-pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with attending meetings of the Board of Directors. At the request of a majority of the Preferred Directors (as defined in the Company’s Certificate of Incorporation), the Company shall cause to be established, as soon as practicable after such request, and will maintain an audit and/or compensation committee, as applicable, each of which shall consist solely of non-management directors. Each non-employee director shall be entitled in such person’s discretion to be a member of any Board committee, except with respect to any committee of the Board of Directors formed for the purpose of acting as the administrator of the Company’s 2010 Special Stock Incentive Plan, and each committee of the Board of Directors, if any, shall include at least one of the Preferred Directors.

(b) Except as may otherwise be set forth in any applicable management rights letter or other written agreement with an Investor, a board observer may participate in person at the Company’s Board of Directors meetings only at the explicit invitation of the Chairman of the Board of Directors, where such invitation may be granted solely at the Chairman’s discretion (each a “Chairman Invited Observer”). The Company shall reimburse up to 50% of a Chairman Invited Observer’s reasonable out of pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with attending any meeting of the Board of Directors to which he or she is invited.

4.11. Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other person or entity and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, its Certificate of Incorporation, or elsewhere, as the case may be.

4.12. Termination of Covenants. The covenants of the Company contained in Sections 4.1 through 4.8 shall terminate, and be of no further force or effect, upon (i) the effective date of a registration statement filed by the Company under the Securities Act, covering the Initial Public Offering, or (ii) upon a sale of the Company by merger in which the shareholders of the Company in their capacity as such no longer own a majority of the outstanding equity securities of the Company (or its successor), or (iii) for the covenants in Sections 4.1, 4.2, and 4.3 only, at such time when less than 20% of the Shares that have been issued (including shares of Common Stock into which such Shares shall have been converted) remain outstanding.

4.13. Subsidiaries. Unless approved by Stockholders holding at least a majority of the Registrable Shares, each subsidiary of the Company shall comply with the covenants set forth in Sections 4.1, 4.2, 4.3, 4.6, 4.9, 4.10, and 4.11 above to the same extent as the Company.

ARTICLE V. GENERAL

5.1. Termination. Article III of this Agreement shall terminate in its entirety upon the earlier of: (a) an Acquisition (as defined below); (b) immediately prior to the closing of an Initial Public Offering; (c) the date upon which less than 20% of the Shares remain outstanding, or (d) the redemption of all Shares. An “Acquisition” shall mean any (i) merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than a majority of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation, (ii) sale of all or substantially all the assets of the Company and the distribution of the net proceeds therefrom in accordance with the Company’s Certificate of Incorporation or (iii) sale of shares of capital stock of the Company, in a single transaction or series of related transactions, representing more than 50% of the voting power of the voting securities of the Company.

5.2. Transfers of Rights. This Agreement, and the rights and obligations of each Investor hereunder, may be assigned by such Investor (i) to any person or entity to which such Investor transfers a number of shares of Preferred Stock equal to not less than five percent (5%) of the total number of shares of Preferred Stock held by such Investor (subject to adjustment for any stock dividend, stock split, stock split-up, combination or shares or the like) immediately following the Closing (as defined in the Purchase Agreement), (ii) if such Investor is an individual, to any family member or trust or partnership established for such family member, or (iii) if such Investor is a corporation, partnership, limited liability company or other entity, to any current or former partner (including general partner and limited partner), shareholder, member or other affiliate of such Investor, provided that, in any case, the transferee is not a competitor of the Company as determined in good faith by the Board of Directors of the Company, and provided further that a private equity fund shall not be considered a competitor of the Company for purposes of this Section 5.2. Such transferee shall be deemed an “Investor” for purposes of this Agreement, provided that the transferee provides written notice of such assignment to the Company and agrees in writing to be bound by the terms and conditions set forth herein as if he, she or it were an original Investor.

5.3. Severability. The provisions of this Agreement are severable, so that the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement, which shall remain in full force and effect.

5.4. Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Investor shall be entitled to specific performance of the agreements and obligations of the other parties hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

5.5. Governing Law.

(a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without reference to the conflicts of law provisions thereof). Subject to Subsection 5.6(b), the parties (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Massachusetts and to the jurisdiction of the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Massachusetts or the United States District Court for the District of Massachusetts, and (iii) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(b) Notwithstanding the foregoing Subsection 5.6(a), in the event there is a suit, action or other proceeding of the type described in Article Eleventh of the Company’s Amended and Restated Certificate of Incorporation (i) pending in the Court of Chancery in the State of Delaware or (ii) to be filed simultaneously with the Court of Chancery in the State of Delaware, in either case with respect to facts related to any suit, action or proceeding under this Agreement, then any suit, action or other proceeding under this Agreement must be brought exclusively in the Court of Chancery in the State of Delaware and the parties (x) hereby irrevocably and unconditionally submit to the jurisdiction of the Court of Chancery in the State of Delaware and (y) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

5.6. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (i) personal delivery to the party to be notified, (ii) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt:

(a) If to the Company, at 890 Winter Street, Suite 230, Waltham, Massachusetts 02451, Attn: Michael Gray, or at such other address or addresses as may have been furnished in writing by the Company to the Investors, with a copy to Foley Hoag LLP, 155 Seaport Boulevard, Boston, Massachusetts 02210, Attention: Robert L. Birnbaum, Esq.

(b) If to an Investor, at its address set forth on Exhibit A attached hereto, or at such other address or addresses as may have been furnished in writing by such Investor to the Company.

Notices provided in accordance with this Section 5.6 shall be deemed delivered upon personal delivery, one business day after being sent via a reputable nationwide overnight courier service, or two business days after deposit in the mail.

5.7. Complete Agreement; Amendments; Waivers.

(a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

(b) This Agreement may be amended at any time by a written instrument signed by the Company and Stockholders holding at least a majority of the Registrable Shares. The applicability of any provisions of this Agreement in a particular instance may be waived by the party entitled to the benefit of such provision(s) as follows: in the case of the Company, by written instrument signed on behalf of the Company by a duly authorized officer; and in the case of the Stockholders, by a written instrument signed by the Stockholders holding at least a majority of the Registrable Shares. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision. Any such amendment or waiver effected in accordance with this Section 5.7(b) shall be binding on all parties hereto, even if they did not consent to such amendment or waiver.

5.8. Construction. A reference to a Section or Exhibit shall mean a Section in or Exhibit to, this Agreement unless otherwise expressly stated. The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

5.9. Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one Agreement binding on all the parties hereto. This Agreement may be executed by facsimile signatures.

5.10. Aggregation of Shares. All shares of capital stock of the Company held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, this Second Amended and Restated Investors’ Rights Agreement has been executed under seal as of the date first written above.

COMPANY:

ARSANIS, INC.

By:	/s/ Tillman Gerngross
Name: Tillman Gerngross
Title: President

Signature Page to Second Amended and Restated Investors’ Rights Agreement

INVESTORS:

ORBIMED PRIVATE INVESTMENTS IV LP

By:	OrbiMed Capital GP IV LLC
Its General Partner

By:	OrbiMed Advisors LLC,
Its Managing Member

	By:	/s/ Carl L. Gordon
Name: Carl L. Gordon
Title: Member

Signature Page to Second Amended and Restated Investors’ Rights Agreement

INVESTORS:

POLARIS VENTURE PARTNERS V, L.P.

By:	Polaris Venture Management Co. V, L.L.C.,
Its General Partner

	By:	/s/ William E. Bilodeau
Name: William E. Bilodeau
Title: Attorney-in-fact

POLARIS VENTURE PARTNERS ENTREPRENEURS’
FUND V, L.P.

By:	Polaris Venture Management Co. V, L.L.C.,
Its General Partner

	By:	/s/ William E. Bilodeau
Name: William E. Bilodeau
Title: Attorney-in-fact

POLARIS VENTURE PARTNERS FOUNDERS’
FUND, V, L.P.

By:	Polaris Venture Management Co. V, L.L.C.,
Its General Partner

	By:	/s/ William E. Bilodeau
Name: William E. Bilodeau
Title: Attorney-in-fact

POLARIS VENTURE PARTNERS SPECIAL
FOUNDERS’ FUND V, L.P.

By:	Polaris Venture Management Co. V, L.L.C.,
Its General Partner

	By:	/s/ William E. Bilodeau
Name: William E. Bilodeau
Title: Attorney-in-fact

Signature Page to Second Amended and Restated Investors’ Rights Agreement

INVESTORS:

SV LIFE SCIENCES FUND V, L.P.

By:	SV Life Sciences Fund V (GP), L.P.,
Its sole General Partner

By:	SVLSF V, LLC,
Its sole General Partner

	By:	/s/ Denise W. Marks
Name: Denise W. Marks
Title: SVLSF V, LLC, Member

SV LIFE SCIENCES FUND V STRATEGIC PARTNERS, L.P.

By:	SV Life Sciences Fund V (GP), L.P.,
Its sole General Partner

By:	SVLSF V, LLC,
Its sole General Partner

	By:	/s/ Denise W. Marks
Name: Denise W. Marks
Title: SVLSF V, LLC, Member

Signature Page to Second Amended and Restated Investors’ Rights Agreement

INVESTORS:

NEOMED INNOVATION V L.P.

By:	/s/ Peter Canham
Name: Peter Canham
Title: Alternative Director

By:	/s/ Tamara Williams
Name: Tamara Williams
Title: Director

Signature Page to Second Amended and Restated Investors’ Rights Agreement

INVESTORS:

EMBL TECHNOLOGY FUND II GMBH & CO. KG

By: EMBL VENTURES VERWALTUNGS GMBH, its General Partner

By:	/s/ Jan Adams
Name: Jan Adams
Title: Executive Director

By:	/s/ Stefan Herr
Name: Stefan Herr
Title: Executive Director

Signature Page to Second Amended and Restated Investors’ Rights Agreement

INVESTORS:

Anna-Maria and Stephen Kellen Foundation, Inc.

By:	/s/ Michael M. Kellen
Name: Michael M. Kellen
Title: President

Signature Page to Second Amended and Restated Investors’ Rights Agreement

EXHIBIT A

SCHEDULE OF INVESTORS

OrbiMed Private Investments IV, LP

601 Lexington Avenue (at 53rd Street)

54th Floor

New York, NY 10022-4629

Polaris Venture Partners V, L.P.

One Marina Park Drive, 10th Floor

Boston, MA 02210

Polaris Venture Partners Entrepreneurs’ Fund V, L.P.

[Same address as above]

Polaris Venture Partners Founders’ Fund V, L.P.

[Same address as above]

Polaris Venture Partners Special Founders’ Fund V, L.P.

[Same address as above]

SV Life Sciences Fund V, L.P.

One Boston Place

201 Washington Street, Suite 3900

Boston, MA 02108

Attn: Denise Marks

SV Life Sciences Fund V Strategic Partners, L.P.

[Same address as above]

NeoMed Innovation V L.P.

13, Castle Street

Jersey, JE4 5UT

cc to: claudio@neomed.net

EMBL Technology Fund II GmbH & Co. KG

Boxbergring 107

D-69126 Heidelberg

Germany

Attn: Jan Adams

Anna-Maria and Stephen Kellen Foundation, Inc.

1345 Avenue of the Americas, 48th Floor

New York, NY 10105-0048

Attn. Michael M. Kellen

JOINDER AGREEMENT TO SECOND AMENDED AND RESTATED INVESTORS’

RIGHTS AGREEMENT

The undersigned is executing and delivering this Joinder Agreement pursuant to the Second Amended and Restated Investors’ Rights Agreement dated as of April 12, 2016, as amended by that certain First Amendment to the Second Amended and Restated Investors’ Rights Agreement dated as of April 24, 2017 (as so amended and as the same may be amended or amended and restated hereafter, the “Agreement”), by and among Arsanis, Inc., a Delaware corporation (the “Company”) and the other parties named therein.

By executing and delivering to the Company this Joinder Agreement, the undersigned hereby (a) agrees that it is a party to the Agreement as an “Investor” and “Stockholder” (each as defined in the Agreement) for all purposes thereunder; and (b) adopts the Agreement as of the date written below, with the same force and effect as if the undersigned were originally a party thereto. Any notice required or permitted by the Agreement shall be given to Investor at the address or facsimile number listed below Investor signature hereto.

Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the 24 day of April, 2017.

ALEXANDRIA VENTURE INVESTMENTS, LLC,
a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, INC.,
a Maryland corporation, managing member

By:	/s/ Aaron Jacobson
Name: Aaron Jacobson
Title: VP – Corporate Counsel

Address: 385 E. Colorado Blvd., Suite 299
Pasadena, CA 91101 Accepted and agreed:

ARSANIS, INC.

By: /s/ Rene Russo
Name: Rene Russo
Its: President and Chief Executive Officer

—Joinder Agreement to Second Amended and Restated Investors’ Rights Agreement—

JOINDER AGREEMENT TO SECOND AMENDED AND RESTATED INVESTORS’

RIGHTS AGREEMENT

The undersigned is executing and delivering this Joinder Agreement pursuant to the Second Amended and Restated Investors’ Rights Agreement dated as of April 12, 2016, as amended by that certain First Amendment to the Second Amended and Restated Investors’ Rights Agreement dated as of April 24, 2017 (as so amended and as the same may be amended or amended and restated hereafter, the “Agreement”), by and among Arsanis, Inc., a Delaware corporation (the “Company”) and the other parties named therein.

By executing and delivering to the Company this Joinder Agreement, the undersigned hereby (a) agrees that it is a party to the Agreement as an “Investor” and “Stockholder” (each as defined in the Agreement) for all purposes thereunder; and (b) adopts the Agreement as of the date written below, with the same force and effect as if the undersigned were originally a party thereto. Any notice required or permitted by the Agreement shall be given to Investor at the address or facsimile number listed below Investor signature hereto.

Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the 24 day of April, 2017.

GV 2016, L.P.
By: GV 2016 GP, L.P., its General Partner
By: GV 2016 GP, L.L.C., its General Partner

By: /s/ Jennifer L. Kercher
Name: Jennifer L. Kercher
Title: Authorized Signatory

Address:	Attn: Jennifer L. Kercher
c/o GV 1600 Amphitheatre Parkway
Mountain View, CA 94043

Accepted and agreed:

ARSANIS, INC.

By: /s/ Rene Russo
Name: Rene Russo
Its: President and Chief Executive Officer

—Joinder Agreement to Second Amended and Restated Investors’ Rights Agreement—

JOINDER AGREEMENT TO SECOND AMENDED AND RESTATED INVESTORS’

RIGHTS AGREEMENT

The undersigned is executing and delivering this Joinder Agreement pursuant to the Second Amended and Restated Investors’ Rights Agreement dated as of April 12, 2016, as amended by that certain First Amendment to the Second Amended and Restated Investors’ Rights Agreement dated as of April 24, 2017 (as so amended and as the same may be amended or amended and restated hereafter, the “Agreement”), by and among Arsanis, Inc., a Delaware corporation (the “Company”) and the other parties named therein.

By executing and delivering to the Company this Joinder Agreement, the undersigned hereby (a) agrees that it is a party to the Agreement as an “Investor” and “Stockholder” (each as defined in the Agreement) for all purposes thereunder; and (b) adopts the Agreement as of the date written below, with the same force and effect as if the undersigned were originally a party thereto. Any notice required or permitted by the Agreement shall be given to Investor at the address or facsimile number listed below Investor signature hereto.

Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the 24 day of April, 2017.

N5 Investment AS

By: /s/ Pål R. Jenson
Pål Jenson, an authorized person, for and on its behalf

Address:

Parkveien 55 0256 Oslo
Norway

Accepted and agreed:

ARSANIS, INC.

By: /s/ Rene Russo
Name: Rene Russo
Its: President and Chief Executive Officer

—Joinder Agreement to Second Amended and Restated Investors’ Rights Agreement—

JOINDER AGREEMENT TO SECOND AMENDED AND RESTATED INVESTORS’

RIGHTS AGREEMENT

The undersigned is executing and delivering this Joinder Agreement pursuant to the Second Amended and Restated Investors’ Rights Agreement dated as of April 12, 2016, as amended by that certain First Amendment to the Second Amended and Restated Investors’ Rights Agreement dated as of April 24, 2017 (as so amended and as the same may be amended or amended and restated hereafter, the “Agreement”), by and among Arsanis, Inc., a Delaware corporation (the “Company”) and the other parties named therein.

By executing and delivering to the Company this Joinder Agreement, the undersigned hereby (a) agrees that it is a party to the Agreement as an “Investor” and “Stockholder” (each as defined in the Agreement) for all purposes thereunder; and (b) adopts the Agreement as of the date written below, with the same force and effect as if the undersigned were originally a party thereto. Any notice required or permitted by the Agreement shall be given to Investor at the address or facsimile number listed below Investor signature hereto.

Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the 24 day of April, 2017.

Bill & Melinda Gates Foundation
By: /s/ Jim Bromley
Name: Jim Bromley
Title: Chief Financial Officer
Address: 1432 Elliot Ave W.
Seattle, WA 98119
Attention: General Counsel

Accepted and agreed:

ARSANIS, INC.

By: /s/ Rene Russo
Name: Rene Russo
Its: President and Chief Executive Officer

—Joinder Agreement to Second Amended and Restated Investors’ Rights Agreement—

JOINDER AGREEMENT TO SECOND AMENDED AND RESTATED INVESTORS’

RIGHTS AGREEMENT

The undersigned is executing and delivering this Joinder Agreement pursuant to the Second Amended and Restated Investors’ Rights Agreement dated as of April 12, 2016, as amended by that certain First Amendment to the Second Amended and Restated Investors’ Rights Agreement dated as of April 24, 2017 (as so amended and as the same may be amended or amended and restated hereafter, the “Agreement”), by and among Arsanis, Inc., a Delaware corporation (the “Company”) and the other parties named therein.

By executing and delivering to the Company this Joinder Agreement, the undersigned hereby (a) agrees that it is a party to the Agreement as an “Investor” and “Stockholder” (each as defined in the Agreement) for all purposes thereunder; and (b) adopts the Agreement as of the date written below, with the same force and effect as if the undersigned were originally a party thereto. Any notice required or permitted by the Agreement shall be given to Investor at the address or facsimile number listed below Investor signature hereto.

Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the 24 day of April, 2017.

SV LIFE SCIENCES FUND VI, L.P.
By:	SV Life Sciences Fund VI (GP), L.P.,
Its sole General Partner
By:	SVLSF VI, LLC,
Its sole General Partner
By: /s/ Denise W. Marks
Name: Denise W. Marks
Title: SVLSF VI, LLC, Member
Address: One Boston Place
201 Washington Street, Suite, 3900
Boston, MA 02108
Attn: Denise Marks

Accepted and agreed:

ARSANIS, INC.

By: /s/ Rene Russo
Name: Rene Russo
Its: President and Chief Executive Officer

—Joinder Agreement to Second Amended and Restated Investors’ Rights Agreement—

JOINDER AGREEMENT TO SECOND AMENDED AND RESTATED INVESTORS’

RIGHTS AGREEMENT

The undersigned is executing and delivering this Joinder Agreement pursuant to the Second Amended and Restated Investors’ Rights Agreement dated as of April 12, 2016, as amended by that certain First Amendment to the Second Amended and Restated Investors’ Rights Agreement dated as of April 24, 2017 (as so amended and as the same may be amended or amended and restated hereafter, the “Agreement”), by and among Arsanis, Inc., a Delaware corporation (the “Company”) and the other parties named therein.

By executing and delivering to the Company this Joinder Agreement, the undersigned hereby (a) agrees that it is a party to the Agreement as an “Investor” and “Stockholder” (each as defined in the Agreement) for all purposes thereunder; and (b) adopts the Agreement as of the date written below, with the same force and effect as if the undersigned were originally a party thereto. Any notice required or permitted by the Agreement shall be given to Investor at the address or facsimile number listed below Investor signature hereto.

Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the 24 day of April, 2017.

SV LIFE SCIENCES FUND VI STRATEGIC PARTNERS, L.P.

By: SV Life Sciences Fund VI (GP), L.P.,
Its sole General Partner

By: SVLSF VI, LLC,
Its sole General Partner

By: /s/ Denise W. Marks
Name: Denise W. Marks
Title: SVLSF VI, LLC, Member

Address:	One Boston Place
201 Washington Street, Suite, 3900
Boston, MA 02108
Attn: Denise Marks

Accepted and agreed:

ARSANIS, INC.

By: /s/ Rene Russo
Name: Rene Russo
Its: President and Chief Executive Officer

—Joinder Agreement to Second Amended and Restated Investors’ Rights Agreement—

JOINDER AGREEMENT TO SECOND AMENDED AND RESTATED INVESTORS’

RIGHTS AGREEMENT

The undersigned is executing and delivering this Joinder Agreement pursuant to the Second Amended and Restated Investors’ Rights Agreement dated as of April 12, 2016, as amended by that certain First Amendment to the Second Amended and Restated Investors’ Rights Agreement dated as of April 24, 2017 (as so amended and as the same may be amended or amended and restated hereafter, the “Agreement”), by and among Arsanis, Inc., a Delaware corporation (the “Company”) and the other parties named therein.

By executing and delivering to the Company this Joinder Agreement, the undersigned hereby (a) agrees that it is a party to the Agreement as an “Investor” and “Stockholder” (each as defined in the Agreement) for all purposes thereunder; and (b) adopts the Agreement as of the date written below, with the same force and effect as if the undersigned were originally a party thereto. Any notice required or permitted by the Agreement shall be given to Investor at the address or facsimile number listed below Investor signature hereto.

Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the 24 day of April, 2017.

/s/ Tillman U. Gerngross
Tillman U. Gerngross

Address:

Accepted and agreed:

ARSANIS, INC.

By:	/s/ Rene Russo
Name: Rene Russo
Its: President and Chief Executive Officer

—Joinder Agreement to Second Amended and Restated Investors’ Rights Agreement—

JOINDER AGREEMENT TO SECOND AMENDED AND RESTATED INVESTORS’

RIGHTS AGREEMENT

The undersigned is executing and delivering this Joinder Agreement pursuant to the Second Amended and Restated Investors’ Rights Agreement dated as of April 12, 2016, as amended by that certain First Amendment to the Second Amended and Restated Investors’ Rights Agreement dated as of April 24, 2017 (as so amended and as the same may be amended or amended and restated hereafter, the “Agreement”), by and among Arsanis, Inc., a Delaware corporation (the “Company”) and the other parties named therein.

By executing and delivering to the Company this Joinder Agreement, the undersigned hereby (a) agrees that it is a party to the Agreement as an “Investor” and “Stockholder” (each as defined in the Agreement) for all purposes thereunder; and (b) adopts the Agreement as of the date written below, with the same force and effect as if the undersigned were originally a party thereto. Any notice required or permitted by the Agreement shall be given to Investor at the address or facsimile number listed below Investor signature hereto.

Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the 24 day of April, 2017.

/s/ Michael W. Bonney
Michael W. Bonney

Address:	536 Commercial Street
Boston, MA 02109

Accepted and agreed:

ARSANIS, INC.

By: /s/ Rene Russo
Name: Rene Russo
Its: President and Chief Executive Officer

—Joinder Agreement to Second Amended and Restated Investors’ Rights Agreement—